UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 31, 2008

RPM INTERNATIONAL INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 777, 2628 Pearl Road, Medina, Ohio		44258
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(330) 273-5090

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On October 31, 2008, RPM International Inc. (the "Company") and Mr. Ernest Thomas, the Company's former Senior Vice President and Chief Financial Officer, entered into a separation agreement and general release which provides Mr. Thomas with separation payments consistent with those contemplated by his proposed employment agreement. Those payments were described in the Company's current report on Form 8-K, dated June 1, 2007, and that description is incorporated herein by reference. Furthermore, Mr. Thomas provided to the Company a general release with respect to any claims arising out of his employment or separation from employment.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM INTERNATIONAL INC.

November 6, 2008	By:	/s/ Edward W. Moore

Name: Edward W. Moore
Title: Vice President, General Counsel and Secretary